UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Ingredion Incorporated

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D11072-P37033-Z76631 See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2020. INGREDION INCORPORATED INGREDION INCORPORATED 5 WESTBROOK CORPORATE CENTER WESTCHESTER, IL 60154 Dear Stockholder, you are receiving this Notice because the proxy materials for our 2020 Annual Meeting of Stockholders are available on the Internet. You should review these materials before you cast your vote. This is not a form of proxy. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: March 26, 2020 Date: May 20, 2020 Time: 9:00 a.m. central time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/INGR2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/INGR2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).

D11073-P37033-Z76631 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/INGR2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail or By Phone: You can vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions for voting by mail or by telephone.

Voting Items The proxies are authorized to vote in their discretion on all such other matters that may properly come before the meeting or any adjournment or postponement thereof. NOTE: To transact other business, if any, that is properly brought before the meeting or any adjournment or postponement thereof. 2. To approve, by advisory vote, the compensation of the Company’s “named executive officers.” 3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. 1b. David B. Fischer 1d. Rhonda L. Jordan 1g. Victoria J. Reich 1j. Dwayne A. Wilson 1k. James P. Zallie 1a. Luis Aranguren-Trellez 1c. Paul Hanrahan 1e. Gregory B. Kenny 1i. Jorge A. Uribe 1h. Stephan B. Tanda Nominees: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3: 1f. Barbara A. Klein 1. To elect 11 nominees nominated by the Company?s Board of Directors to serve as Directors for a term of one year. D11074-P37033-Z76631

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